CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We hereby consent to the use in this Post-Effective Amendment No. 17 to the Registration Statement on Form N-4 (No. 333-184887) (the “Registration Statement”) of our report dated March 19, 2021 relating to the consolidated financial statements of Pruco Life Insurance Company and its subsidiary and consent to the use in the Registration Statement of our report dated April 5, 2021 relating to the financial statements of each of the subaccounts of Pruco Life Flexible Premium Variable Annuity Account. We also consent to the reference to us under the heading “Experts” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP
New York, NY
April 5, 2021